UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 15, 2008
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Date of Report (Date of earliest event reported)

ACL Semiconductors Inc.
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(Exact name of registrant as specified in its charter)

Delaware	000-50140	16-1642709
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

     B24-B27,1/F., Block B
Proficient Industrial Centre, 6 Wang Kwun Road
Kowloon, Hong Kong
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(Address of principal executive offices)

011-852- 2799-1996
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(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02.      Results of Operations and Financial Condition
Item 8.01.      Other Events

          On August 14, 2008, ACL Semiconductors Inc., a Delaware corporation (the “Registrant”), filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 (the “Form 10-Q”). On August 15, 2008, the Registrant issued a press release announcing its financial results for the fiscal quarter ended June 30, 2008, as set forth in the Form 10-Q.

          A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits

a)	Not applicable.

b)	Not applicable.

c)	Not applicable.

d)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated August 15, 2008

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2008

ACL SEMICONDUCTORS INC.

By: /s/ Chung-Lun Yang
Name: Chung-Lun Yang
Title: Chief Executive Officer